UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

CATALYST BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd, Suite 710, South San Francisco, CA 94080
(Address of principal executive offices)

(650) 871-0761
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2022 annual meeting of stockholders (the “Annual Meeting”) of Catalyst Biosciences, Inc. (the “Company”), there were present, in person or by proxy, holders of 18,077,980 shares of common stock, or approximately 57.4 % of the total outstanding shares eligible to be voted. The final voting results with respect to each proposal presented at the Annual Meeting is set forth below:

Proposal 1 – Election of Directors

The Company’s stockholders approved the election of three Class I directors to the Company’s Board of Directors for three year terms or until their respective successors are elected and qualified or until their earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Augustine Lawlor	14,954,238	2,522,370	601,372
Dr. Geoffrey Ling	16,400,073	1,076,535	601,372
Eddie Williams	16,399,806	1,076,802	601,372

Proposal 2 – Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved the compensation of the Company’s Named Executive Officers on a non-binding, advisory basis by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
13,562,097	3,818,837	95,674	601,372

Proposal 3 – Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2022 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
18,056,927	9,483	11,570	0

Proposal 4 – Approval of the Company’s amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended, to provide for the declassification of the Board (the “Amendment”)

The Company’s stockholders did not approve the Amendment by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
14,007,768	886,646	2,582,194	601,372

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: August 15, 2022	/s/ Nassim Usman
Nassim Usman, Ph.D.
President and Chief Executive Officer